SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                January 8, 2003
               -------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                        Petrie Stores Liquidating Trust
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    New York                          0-3777                   22-6679945
-----------------------------      -----------------        ------------------
(State or Other Jurisdiction       (Commission File         (IRS Employer
   of Incorporation)                    Number)             Identification No.)


                                 201 Route 17
                                   Suite 300
                         Rutherford, New Jersey 07070
             ------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


                                (201) 635-9637
              ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On January 8, 2003, Petrie Stores Liquidating Trust (the "Liquidating Trust") announced that it will make a distribution of a total of $26,175,119 in cash on January 31, 2003 to the holders of its units of beneficial interest. In the distribution, unit holders will receive $0.50 in cash for each unit of beneficial interest held of record at the close of business on January 21, 2003. After giving effect to the distribution, the Liquidating Trust will hold approximately $62 million in cash and cash equivalents.

         The text of the press release announcing the distribution is filed as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

         (c) Exhibits.

         99.1   Press Release, dated January 8, 2003, of the Liquidating Trust.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2003

                                     PETRIE STORES LIQUIDATING TRUST


                                     By:  /s/ Stephanie R. Joseph
                                          ---------------------------
                                          Name:  Stephanie R. Joseph
                                          Title: Manager and Chief Executive
                                                 Officer





                                 EXHIBIT INDEX


Exhibit        Description

99.1           Press Release, dated January 8, 2003, of the Liquidating Trust.